                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       Rule 13e-3 Transaction Statement

                       (Pursuant to Section 13(e) of the
                       Securities Exchange Act of 1934)

                               Amendment No. 1

                             ALASKA GOLD COMPANY
                             (Name of the Issuer)

                             ALASKA GOLD COMPANY
                        MUELLER ACQUISITION CORPORATION
                            MUELLER INDUSTRIES, INC.
                      (Name of Persons Filing Statement)

                         Common Stock, $0.10 Par Value
                         (Title of Class of Securities)


                                    0117310
                     (CUSIP Number of Class of Securities)

                                Gary L. Barker
                              Alaska Gold Company
                               2959 N. Rock Road
                            Wichita, Kansas  67226
                                (316) 636-6316

                                With a copy to:

                              Neil Novikoff, Esq.
                           Willkie Farr & Gallagher
                             One Citicorp Center
                             153 East 53rd Street
                          New York, New York  10022

         (Name, Address and Telephone Number of Persons Authorized to Receive Notice and Communications on Behalf of Person Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14(b)-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c)
          [Sec. 240.13e(c)] under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ]  A tender offer.

d.   [ ]  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X].

                           Calculation of Filing Fee


Transaction Valuation: $187,500.00*     Amount of Filing Fee: $37.50

* Based upon 750,000 shares of common stock, par value $0.10 per share, of Alaska Gold Company (the "Shares"), to be converted into the right to receive $0.25 in cash per Share. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934, equals 1/50th of one percent of the transaction value.

[x] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $37.50

Form or Registration No.:  File No. 1-7241

Filing Party:  Alaska Gold Company

Date Filed:    September 13, 1995

Items 1 through 15

          This joint Rule 13e-3 Transaction Statement is being filed by Alaska Gold Company, a Delaware corporation ("Alaska Gold" or the "Company"), Mueller Industries, Inc., a Delaware corporation ("Mueller"), and Mueller Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Mueller Industries, Inc. ("Mueller Acquisition"). Alaska Gold, Mueller and Mueller Acquisition are affiliates.

          This Rule 13e-3 Transaction Statement is being filed in anticipation of, and the Agreement and Plan of Merger attached as Exhibit (c) hereto contemplates, the completion of a merger pursuant to which Mueller Acquisition will merge with and into Alaska Gold, with Alaska Gold being the surviving corporation (the "Merger"). Upon the consummation of the Merger, each share of Alaska Gold's common stock, par value $.10 per share (the "Shares"), other than certain Shares held by Mueller, and by stockholders who perfect their dissenters' rights, will be converted into the right to receive $0.25 in cash per Share.

          The information contained in the proxy statement (the "Proxy Statement") filed concurrently herewith with the Securities and Exchange Commission (the "Commission") in connection with such transactions, a copy of which is annexed hereto as Exhibit (d), is incorporated herein by reference in its entirety in answer to Items 1 through 15 of this Rule 13e-3 Transaction Statement, as set forth in the Cross Reference Sheet on the following pages. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Proxy Statement.

Item 16. Additional Information

          The information contained in the Proxy Statement filed concurrently herewith with the Commission in connection with this Rule 13e-3 Transaction Statement is incorporated herein by reference in its entirety.

Item 17.  Material To Be Filed As Exhibits

          Exhibit (a) Not Applicable.

          Exhibit (b) Not Applicable.

          Exhibit (c) Agreement and Plan of Merger, dated as of September 1,
                      1995, by and among Alaska Gold, Mueller and Mueller Acquisition, is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

          Exhibit (d) Proxy Statement of the Company in connection with the
                      Special Meeting of Shareholders, including Annexes thereto.

          Exhibit (e) The appraisal rights and the procedure for exercising such appraisal rights under Delaware law are described in (1) "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal Rights" and "SPECIAL FACTORS -- Appraisal Rights" and (2) Annex B, in each case of the Proxy Statement attached as Exhibit (d) hereto.

          Exhibit (f) Not Applicable.

                           CROSS REFERENCE SHEET



                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 1.   Issuer and Class of Security Subject to the Transaction

      (a)                                                         Notice of Special Meeting of Shareholders; and Front Cover Page
                                                                  of the Proxy Statement.

      (b)                                                         "DESCRIPTION OF COMPANY STOCK"

      (c)                                                         "SUMMARY -- Recent Market Prices"; "DESCRIPTION OF COMPANY
                                                                  STOCK -- Recent Market Prices"; and "BUSINESS OF THE COMPANY --
                                                                  Management's Discussion and Analysis of Results of Operations
                                                                  and Financial Condition"

      (d)                                                         "SUMMARY -- Dividends"; "DESCRIPTION OF COMPANY STOCK --
                                                                  Dividends"; and "BUSINESS OF THE COMPANY -- Management's
                                                                  Discussion and Analysis of Results of Operations and Financial
                                                                  Condition"

      (e)                                                         Not Applicable.

      (f)                                                         "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY
                                                                  -- Certain Transactions in Company Stock"






                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------


 2.   Identity and Background                                     This Schedule 13E-3 is being filed by Alaska Gold (the issuer of the subject security), Mueller (an 85% shareholder of Alaska
                                                                  Gold) and Mueller Acquisition (a wholly owned subsidiary of
                                                                  Mueller).  Each of the above are affiliated and none of the above are natural persons.

      (a)-(d); (g)                                                Notice of Special Meeting of Shareholders; "INTRODUCTION --
                                                                  Matters to be Considered at the Meeting"; "CERTAIN INFORMATION
                                                                  REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING
                                                                  CORPORATION"; "BUSINESS OF THE COMPANY"

      (e)-(f)                                                     None of Alaska Gold, Mueller and Mueller Acquisition, nor to
                                                                  the best of their knowledge, other persons with respect to whom information is required to be provided in response to this
                                                                  Item, during the past five years, has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); or (ii) a party to a civil proceeding of a
                                                                  judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or
                                                                  prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.




                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 3.   Past Contracts, Transactions or Negotiations

      (a) (1)                                                     "BUSINESS OF THE COMPANY -- Transactions with Affiliates"

      (a) (2); (b)                                                "SUMMARY -- The Merger, -- Recommendation of the Board of
                                                                  Directors, Fairness of Transaction, and -- Purpose and Reasons
                                                                  for the Merger"; "SPECIAL FACTORS -- Background of the Merger,
                                                                  -- Proceedings and Recommendation of the Board, Fairness of the
                                                                  Transaction, Reports and Appraisals, -- Structure and Purpose
                                                                  of the Merger, and -- Certain Effects of the Merger, --
                                                                  Interests of Certain Persons in the Merger, Conflicts of
                                                                  Interest, -- Financing of the Merger"; "THE MERGER"; Annex A

 4.   Terms of Transaction

      (a)                                                         "SUMMARY -- The Merger, -- Financing of the Merger, --
                                                                  Conditions to the Merger"; "SPECIAL FACTORS -- Background of
                                                                  the Merger, -- Structure and Purpose of the Merger, --
                                                                  Financing of the Merger"; "THE MERGER"; ANNEX A

      (b)                                                         Notice of Special Meeting of Shareholders; "INTRODUCTION --
                                                                  Matters to be Considered at the Meeting"; "SUMMARY -- The
                                                                  Merger"; "THE MERGER"





                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 5.   Plans or Proposals of the Issuer or Affiliate

      (a)-(e)                                                     "INTRODUCTION -- Matters to be Considered at the Meeting";
                                                                  "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Background of the
                                                                  Merger, -- Structure and Purpose of the Merger, --Certain
                                                                  Effects of the Merger"; "THE MERGER -- General, -- Conditions
                                                                  to the Merger, Waiver"; "CERTAIN INFORMATION REGARDING NEWCO,
                                                                  THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION"

      (f)-(g)                                                     "SPECIAL FACTORS -- Structure and Purpose of the Merger, --
                                                                  Certain Effects of the Merger"; "BENEFICIAL OWNERSHIP OF SHARES
                                                                  OF COMMON STOCK OF THE COMPANY -- Current Information:
                                                                  Delisting and Deregistration"

 6.   Source and Amounts of Funds or Other Consideration

      (a)                                                         "SUMMARY -- Financing of the Merger"; "SPECIAL FACTORS --
                                                                  Financing of the Merger"

      (b)                                                         "SUMMARY -- Financing of the Merger, -- Expenses of the
                                                                  Merger"; "SPECIAL FACTORS -- Financing of the Merger, --
                                                                  Expenses of the Merger"; "THE MERGER -- Certain Covenants of
                                                                  the Company and Newco"

      (c)                                                         Not Applicable.

      (d)                                                         Not Applicable.




                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 7.   Purpose(s), Alternatives, Reasons and Effects

      (a)-(c)                                                     "SUMMARY -- Background of the Merger, -- Timing of the Merger,
                                                                  -- Recommendation of Board of Directors, Fairness of
                                                                  Transaction, -- Purpose and Reasons for the Merger"; "SPECIAL
                                                                  FACTORS -- Proceedings of the Board, Fairness of the
                                                                  Transaction, -- Structure and Purpose of the Merger, --
                                                                  Alternatives to the Merger, -- Certain Effects of the Merger"

      (d)                                                         "SUMMARY -- Federal Income Tax Consequences"; "THE MERGER";
                                                                  "SPECIAL FACTORS -- Background of the Merger, -- Structure and
                                                                  Purpose of the Merger, -- Certain Effects of the Merger, --
                                                                  Certain Federal Income Tax; Consequences of the Merger"

 8.   Fairness of the Transaction

      (a)-(c)                                                     "SUMMARY -- Recommendation of the Board of Directors, Fairness
                                                                  of the Transaction, -- Other Opinions, -- Interests of Certain
                                                                  Persons in the Merger, Conflicts of Interest"; "SPECIAL FACTORS
                                                                  -- Proceedings of the Board, -- Fairness of the Merger,
                                                                  Fairness of the Transaction, -- Reports and Appraisals, --
                                                                  Structure and Purpose of the Merger, -- Interests of Certain
                                                                  Persons in the Merger, Conflicts of Interest"

      (f)                                                         Not Applicable.





                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 9.   Reports, Opinions, Appraisals and Certain Negotiations

      (a)                                                         "SUMMARY -- Other Opinions"; "SPECIAL FACTORS -- Proceedings of
                                                                  the Board, Fairness of the Transaction, -- Reports and
                                                                  Appraisals"

      (b)                                                         Not Applicable.


      (c)                                                         Not Applicable.

 10.  Interest in Securities of the Issuer

      (a)                                                         "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY
                                                                  -- Beneficial Ownership"

      (b)                                                         "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY
                                                                  -- Certain Transactions in Company Stock"

 11.  Contracts, Arrangements or Understandings with Respect      "SUMMARY -- The Merger, -- Required Vote, -- Recommendation of
      to the Issuer's Securities                                  Board of Directors, Fairness of Transaction"; "SPECIAL FACTORS
                                                                  -- Proceedings of the Board, Fairness of the Transaction"; "THE
                                                                  MERGER -- General, -- Conditions to the Merger, Waiver, --
                                                                  Certain Covenants of the Company and Newco"; "THE MERGER --
                                                                  Required Vote"; Annex A




                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction

      (a)-(b)                                                     "INTRODUCTION -- Voting at the Meeting, -- Proxies"; "SUMMARY -
                                                                  - The Merger, -- Required Vote, -- Recommendation of Board of
                                                                  Directors, Fairness of the Transaction"; "SPECIAL FACTORS --
                                                                  Proceedings of the Board, Fairness of the Transaction, --
                                                                  Structure and Purpose of the Merger"; "THE MERGER -- Required
                                                                  Vote"

 13.  Other Provisions of the Transaction

      (a)                                                         "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal
                                                                  Rights"; "SPECIAL FACTORS -- Appraisal Rights"; Annex B

      (b)                                                         Not Applicable.

      (c)                                                         Not Applicable.

 14.  Financial Statements

      (a)                                                         "SUMMARY -- Selected Consolidated Financial Data"; "BUSINESS OF
                                                                  THE COMPANY -- Selected Consolidated Financial Data"; Financial
                                                                  Statements of the Company (as set forth in the F-pages)
                                                                  accompanying the Proxy Statement

      (b)                                                         Financial Statements of the Company (as set forth in the F-
                                                                  pages) accompanying the Proxy Statement




                          Schedule 13E-3
                           Item Number                            Caption in Proxy Statement or Notice of Special Meeting
                          --------------                          -------------------------------------------------------

 15.  Persons and Assets Employed, Retained or Utilized

      (a)-(b)                                                     CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND
                                                                  THE SURVIVING CORPORATION


Item 16.  Additional Information.

          The Proxy Statement, including the Financial Statements of the Company contained therein and the Annexes attached thereto, is hereby incorporated by reference in its entirety.


Item 17.  Material To Be Filed As Exhibits.

          Exhibit (a)   Not Applicable.

          Exhibit (b)   Not Applicable.

          Exhibit (c)   Agreement and Plan of Merger, dated as of September 1,
                        1995, by and among Alaska Gold, Mueller and Mueller
                        Acquisition, is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

          Exhibit (d)   Proxy Statement of the Company in connection with the
                        Special Meeting of Shareholders, including Annexes thereto.

          Exhibit (e)   The appraisal rights and the procedure for exercising
                        such appraisal rights under Delaware law are described in (1) "INTRODUCTION -- Appraisal Rights"; "SUMMARY --
                        Appraisal Rights" and "SPECIAL FACTORS -- Appraisal
                        Rights" and (2) Annex B, in each case of the Proxy
                        Statement attached as Exhibit (d) hereto.

          Exhibit (f)   Not Applicable.

                                  SIGNATURES

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  November  22, 1995

                                   ALASKA GOLD COMPANY


                                   By:       /s/ Gary L. Barker
                                      Name:  Gary L. Barker
                                      Title: President


                                   MUELLER ACQUISITION CORPORATION


                                   By:       /s/ William H. Hensley
                                      Name:  William H. Hensley
                                      Title: President and Secretary


                                   MUELLER INDUSTRIES, INC.


                                   By:       /s/ William H. Hensley
                                      Name:  William H. Hensley
                                      Title: Vice President,
                                             General Counsel and Secretary

Item 1.  Issuer and Class of Security Subject to the Transaction.

          (a) The name of the Issuer of the class of equity security which is the subject of the Rule 13e-3 transaction is Alaska Gold Company and the address of its principal executive offices is 2959 North Rock Road, Wichita, Kansas 67226. All cross references in this Statement refer to captions in the Proxy Statement.

          (b) The relevant information set forth on the Cover Page of the Proxy Statement and under the caption "DESCRIPTION OF COMPANY STOCK" is incorporated herein by reference.

          (c) The relevant information set forth under the captions "SUMMARY -- Recent Market Prices"; "DESCRIPTION OF COMPANY STOCK -- Recent Market Prices"; "RECENT MARKET PRICES, DIVIDEND HISTORY"; and "Management's Discussion and Analysis of Results of Operations and Financial Condition -- Recent Market Prices" is incorporated herein by reference.

          (d) The relevant information set forth under the captions "SUMMARY -- Dividends"; "DESCRIPTION OF COMPANY STOCK -- Dividends"; "RECENT MARKET PRICES, DIVIDEND HISTORY"; and "Management's Discussion and Analysis of Results of Operations and Financial Condition -- Dividends" is incorporated herein by reference.

          (e)  Not Applicable.

          (f) The relevant information set forth under the caption "BENEFICIAL OWNERSHIP OF SHARES OF THE COMPANY -- Certain Transactions in Company Stock" is incorporated herein by reference.

Item 2.  Identity and Background.

          (a)-(d) This Statement is being filed by Mueller, Mueller Acquisition and the Company (the last being the issuer of the subject security). The relevant information set forth on the Cover Page of the Proxy Statement and set forth under the captions "INTRODUCTION -- Matters to be Considered at the Meeting"; "CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION"; and "BUSINESS OF THE COMPANY" is incorporated herein by reference.

          (e) and (f) None of Alaska Gold, Mueller and Mueller Acquisition, nor to the best of their knowledge, other persons with respect to whom information is provided in response to this Item was, during the past five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.

          (g)  Not applicable.

Item 3.  Past Contacts, Transactions or Negotiations.

          (a)(1) The relevant information set forth under the caption "BUSINESS OF THE COMPANY -- Transactions with Affiliates" is incorporated herein by reference.

          (a)(2) and (b) The relevant information set forth under the captions "SUMMARY -- The Merger, -- Recommendation of the Board of Directors, Fairness of Transaction and -- Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Background of the Merger, -- Proceedings and Recommendation of the Board, Fairness of the Transaction, Reports and Appraisals, -- Structure and Purpose of the Merger, and -- Certain Effects of the Merger, -- Interests of Certain Persons in the Merger, Conflicts of Interest, -- Financing of the Merger"; "THE MERGER"; and "ANNEX A" is incorporated herein by reference.

Item 4.  Terms of the Transaction.

          (a) The relevant information set forth under the captions "SUMMARY -- The Merger, -- Financing of the Merger," "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger"; -- Financing of the Merger"; "THE MERGER" and Annex A is incorporated herein by reference.

          (b) The relevant information set forth under the captions "Notice of Special Meeting of Shareholders"; "INTRODUCTION -- Matters to be Considered at the Meeting"; "SUMMARY -- The Merger"; and "THE MERGER" is incorporated herein by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

          (a)-(e) The relevant information set forth under the captions "INTRODUCTION -- Matters to be Considered at the Meeting"; "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger, -- Certain Effects of the Merger"; "THE MERGER -- General, -- Conditions to the Merger, Waiver"; and "CERTAIN INFORMATION REGARDING NEWCO,

THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION" is incorporated herein by reference.

          (f)-(g) The relevant information set forth under the captions "SPECIAL FACTORS -- Structure and Purpose of the Merger, -- Certain Effects of the Merger"; and "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY -- Current Information: Delisting and Deregistration" is incorporated herein by reference.

Item 6.  Source and Amounts of Funds or Other Consideration.

          (a) The relevant information set forth under the captions "SUMMARY -- Financing of the Merger" and "SPECIAL FACTORS -- Financing of the Merger" is incorporated herein by reference.

          (b) The relevant information set forth under the captions "SUMMARY -- Financing of the Merger, -- Expenses of the Merger"; "SPECIAL FACTORS -- Financing of the Merger, -- Expenses of the Merger"; and "THE MERGER -- Certain Covenants of the Company and Newco" is incorporated herein by reference.

          (c)  Not Applicable.

          (d)  Not Applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

          (a)-(c) The relevant information set forth under the captions "SUMMARY -- Background of the Merger, -- Timing of the Merger, --
Recommendation of Board of Directors, Fairness of Transaction, -- Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Structure and Purpose of the Merger, -- Alternatives to the Merger, and -- Certain Effects of the Merger" is incorporated herein by reference.

          (d) The relevant information set forth under the captions "SUMMARY -- Federal Income Tax Consequences"; "THE MERGER"; "SPECIAL FACTORS -- Background of the Merger, --Structure and Purpose of the Merger, -- Certain Effects of the Merger, and -- Certain Federal Income Tax Consequences of the Merger" is incorporated herein by reference.

Item 8.  Fairness of the Transaction.

          (a) The relevant information set forth under the captions "SUMMARY -- Recommendation of the Board of Directors,

Fairness of the Transaction"; Other Opinions, -- Interests of Certain Persons in the Merger, Conflicts of Interest"; and "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Fairness of the Merger, -- Reports and Appraisals, -- Structure and Purpose of the Merger, -- Interests of Certain Persons in the Merger" is incorporated herein by reference.

          (b) The relevant information set forth under the caption "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction and -- Fairness of the Merger" is incorporated herein by reference.

          (c) The relevant information set forth under the captions "SUMMARY -- Required Vote" and "THE MERGER -- Required Vote" is incorporated herein by reference.

          (d) The relevant information set forth under the captions "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction, Reports and Appraisals" is incorporated herein by reference.

          (e) The relevant information set forth under the caption "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction" is incorporated herein by reference.

          (f)  Not Applicable.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

          (a) The relevant information set forth under the captions "SUMMARY -- Other Opinions"; "SPECIAL FACTORS --Proceedings and Recommendation of the Board, Fairness of the Transaction, and -- Reports and Appraisals" is incorporated herein by reference.

          (b)  Not Applicable.

          (c)  Not Applicable.

Item 10.  Interest in Securities of the Issuer.

          (a) The relevant information set forth under the caption "BENEFICIAL OWNERSHIP OF SHARES OF THE COMPANY" is incorporated herein by reference.

          (b) The relevant information set forth under the caption "BENEFICIAL OWNERSHIP OF SHARES OF THE COMPANY -- Certain

Transactions in Company Stock" is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

          The relevant information set forth under the captions "SUMMARY -- The Merger"; -- Required Vote, -- Recommendation of Board of Directors, Fairness of Transaction"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction"; "THE MERGER -- General," -- Conditions to the Merger, Waiver, Certain Covenants of the Company and Newco" and "Annex A" is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

          (a) and (b) The relevant information set forth under the captions "INTRODUCTION -- Voting at the Meeting, -- Proxies"; "SUMMARY -- The Merger, -
- Required Vote, -- Recommendation of the Board of Directors, Fairness of the Transaction"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Structure and Purpose of the Merger"; and "THE MERGER -- Required Vote" is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction.

          (a) The relevant information set forth under the captions "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal Rights"; "SPECIAL FACTORS -- Appraisal Rights"; and "ANNEX B" is incorporated herein by reference.

          (b)  Not Applicable.

          (c)  Not Applicable.

Item 14.  Financial Information.

          (a) The relevant information set forth under the captions "SUMMARY -- Selected Consolidated Financial Data" and "FINANCIAL STATEMENTS" is incorporated herein by reference.

          (b) The relevant information set forth under the caption "FINANCIAL STATEMENTS -- Pro Forma Financial Data" is incorporated herein by reference.

Item 15.  Persons and Assets Employed, Retained or Utilized.

          (a) and (b) The relevant information set forth under the caption "CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION" is incorporated herein by reference.

Item 16.  Additional Information.

          The information set forth in the Proxy Statement, including the Financial Statements of the Company contained therein and the Annexes attached thereto, is incorporated herein by reference in its entirety.

Item 17.  Material to be Filed as Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Agreement and Plan of Merger, dated as of September 1, 1995, by and among Mueller Industries, Inc., Mueller Acquisition Corporation and the Company, is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

          (d) Proxy Statement of the Company in connection with the Special Meeting of Shareholders, including Annexes thereto.

          (e) The appraisal rights and the procedure for exercising such appraisal rights under Delaware law are described in (1) "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal Rights"; and "SPECIAL FACTORS -- Appraisal Rights" and (2) Annex B, in each case of the Proxy Statement attached as Exhibit (d) hereto.

          (f)  Not applicable.